Exhibit 10.8

Execution Version

AMENDMENT TO LOAN DOCUMENTS

This Amendment to Loan Documents ("Amendment"), dated as of May 12, 2015 ("Effective Date"), is entered into by and among RiceBran Technologies, a California corporation (the "Company"), and the persons and entities listed on the schedule of investors attached hereto as Schedule I (each an "Investor" and, collectively, the "Investors"). The parties agree as follows:

RECITALS

A.                 The Company and those Investors listed on Schedule I hereto are parties to a Note and Warrant Purchase Agreement, originally dated January 17, 2012 (as amended thereafter, including without limitation pursuant to that Second Amended and Restated Note and Warrant Purchase Agreement dated as of November 13, 2013, "Purchase Agreement"), pursuant to which the Investors purchased from the Company convertible promissory notes (as amended, the "Notes").

B.                  The Company and the Investors are parties to a Second Amended and Restated Security Agreement, dated as of November 13, 2013 ("Existing Security Agreement"), which secures the Company's obligations under the Notes.

C.                  The Company has entered into a Loan, Guaranty and Security Agreement of even date herewith ("Loan Agreement") with Full Circle Capital Corporation relating to an $8,000,000 senior secured credit facility that may increase to $10,000,000 ("Credit Facility").

D.                  As a condition to closing the transactions contemplated by the Credit Facility, the lenders require that the Investors agree to subordinate their Notes and their security interests under the Security Agreement to the obligations and security interests relating to the Credit Facility ("Subordination").

E.                   As consideration for the Subordination described herein, the undersigned Investors require that the Company (i) amend the Notes as provided herein and (ii) issue to the Investors warrants to purchase shares of the Company's common stock as provided herein.

F.                  Capitalized terms used herein that are not defined herein shall have the meanings given to them in the Purchase Agreement.

AGREEMENT

In consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.                    Notes.

(a)            Amendment of Notes.  As of the Effective Date, each of the undersigned Investors ("Early Participating Investors") that are Early Investors under the Purchase Agreement has executed an amended and restated promissory note in the form attached hereto as Exhibit A ("Early Investor Restated Notes").  Each of the undersigned Investors that are Subsequent Investors under the Purchase Agreement ("Subsequent Participating Investors", and together with the Early Participating Investors, the "Participating Investors") has executed an amended and restated promissory note in the form attached hereto as Exhibit B ("Subsequent Investor Restated Notes", and together with the Early Investor Restated Notes, the "Restated Notes").  Each Early Investor Restated Note executed by an Early Participating Investor amends and restates all Initial Notes held by such Early Participating Investor, effective as of the Effective Date.  Each Subsequent Investor Restated Note executed by a Subsequent Participating Investor amends and restates all Subsequent Notes held by such Subsequent Participating Investor, effective as of the Effective Date.  The parties agree and acknowledge that (i) the principal amount outstanding under an Early Investor Restated Note held by an Early Participating Investor shall be, as of the Effective Date, the same as the total principal amount outstanding under all Early Notes held by such Early Participating Investor immediately prior to the Effective Date, (ii) the principal amount outstanding under a Subsequent Investor Restated Note held by an Subsequent Participating Investor shall be, as of the Effective Date, the same as the principal amount outstanding under all Subsequent Notes held by such Subsequent Participating Investor immediately prior to the Effective Date, (iii) the Restated Notes reflect the principal amount listed next to the Participating Investor's name on Schedule 1 hereto, and (iv) the accrued but unpaid interest on the Initial Notes and the Subsequent Notes immediately prior to the Effective Date shall continue to be accrued but unpaid interest on the Restated Notes as of the Effective Date.  Upon the Effective Date, all physical Notes currently held by the Participating Investors shall be cancelled and terminated automatically and have no further force or effect.  Upon the Effective Date, each Participating Investor shall destroy any physical Notes held by such Participating Investor.

(b)            Impact on Notes.  Each Early Investor Restated Note shall constitute an "Initial Note" that was issued under the Purchase Agreement and amended as provided herein, each Subsequent Investor Restated Note shall constitute a "Subsequent Note" that was issued under the Purchase Agreement and amended as provided herein and each Restated Note shall constitute a "Note" issued pursuant to the Purchase Agreement

2.                  Issuance of Warrants.  Effective as of the Effective Date, the Company shall issue to each Participating Investor a warrant to purchase shares of the Company's common stock in the form attached hereto as Exhibit C (each, a "Participation Warrant", and collectively, the "Participation Warrants").  The number of shares of the Company's common stock that will underlie each Participation Warrant to be issued to a Participating Investor shall equal the product of (i) such Participating Investor's Pro Rata Share and (ii) 300,000 (subject to adjustment for stock splits, stock dividends, recapitalizations and the like) shares of the Company's common stock.  For purposes of this Amendment, a "Participating Investor's Pro Rata Share" shall mean the fraction determined by dividing (a) the total outstanding principal amount as of the Effective Date of the Restated Notes held by a Participating Investor divided by (b) the total outstanding principal amount as of the Effective Date of all Restated Notes held by Participating Investors and non-participating Investors.  The Company shall deliver the Participation Warrants to the Participating Investors within five (5) business days after the Effective Date.

3.                 Security Agreement.  Effective as of the Effective Date, (i) the Existing Security Agreement shall be amended and restated in its entirety in its entirety to read as set forth on Exhibit D (as amended, the "Security Agreement"), (ii) each of the Participating Investors shall execute and deliver the Security Agreement to the other parties thereto and (iii) the Security Agreement shall be binding on all Investors.  Each of the undersigned Investors has executed and delivered the Security Agreement to the Company.

4.                   Representations and Warranties of the Company. The Company represents and warrants to each Investor, as follows:

(a)             Authority. The execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(b)            Enforceability.  This Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(c)            Non-Contravention. The authorization, execution and delivery by the Company of this Amendment and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company's Articles of Incorporation or Bylaws ("Charter Documents") or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound.

5.                   Representations and Warranties of Investors. Each undersigned Investor, for that Investor alone, represents and warrants to the Company as follows:

(a)            Information on Company.   The Investor has been furnished with information regarding the business, operations and financial condition of the Company, has had the opportunity to review the Company's most recent Annual Report on Form 10-K filed with the Commission before the Effective Date, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K filed by the Company with the United States Securities and Exchange Commission ("Commission") subsequent to such Form 10-K, all exhibits filed with such Forms 10-K, 10-Q and/or 8-K, and all filings made with the Commission available at the EDGAR website.  In addition, the Investor has received such other information concerning the Company's operations, financial condition and other matters as the Investor has requested in writing, and considered all factors the Investor deems material in deciding on the advisability of entering into the transactions contemplated hereby.

(b)            Review of Amendment.  The Investor has carefully read Exhibits hereto, as applicable to such Investor, and understands how the terms of the Notes will be affected by the amendments described herein.

(c)            Priority; Consent.  The Investor has read and understands the terms of the Security Agreement and understands that the Notes and the Restated Notes and the security interests granted to the Investors under the Security Agreement with respect to the Notes and the Restated Notes are junior to the security interests granted to the investors in the Credit Facility.  By entering into this Amendment, the Investor consents to such prior interests of the lenders under the Credit Facility.

(d)            Accredited Investor.  The Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  Such Investor is experienced in investments and business matters and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed transactions contemplated hereby.

(e)             Investment.  The Investor will acquire a Warrant and the Restated Note, in each case as principal for its own account for investment only and not as a nominee or agent and not with a view towards or for resale in connection with the distribution thereof.

(f)             Compliance with Securities Act.  The Investor understands and agrees that any security of the Company acquired by the Investor hereunder and the underlying securities thereof are "restricted securities" and have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Investor contained herein), and that such securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.  Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Restated Notes, the Warrants, or the securities underlying the Warrant.

(g)            Outstanding Amounts.  The aggregate amounts of principal outstanding under the Note(s) held by such Investor as of March 31, 2015 are accurately described on Schedule 1 hereto, and the Investor has been paid all interest that has accrued on the Note(s) held by such Investor through March 31, 2015.

(h)            Organization; Authority.  If an entity, such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Amendment and otherwise to carry out its obligations hereunder.

(i)              Authority; Enforceability.  This Amendment has been duly authorized, executed and delivered by the Investor and is a valid and binding agreement, enforceable against Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Investor has full corporate power and authority necessary to enter into this Amendment and to perform its obligations hereunder.

(j)              No Tax or Legal Advice.  Such Investor understands that nothing in this Amendment, any other agreement or any other materials presented to such Investor in connection with the transactions contemplated hereby constitutes legal, tax or investment advice.  Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its decision to enter into this Amendment.

(k)             No Prior Transfer.  No person other than such Investor has any rights to payment under any Notes issued to such Investor, and such Investor has not transferred or assigned, or agreed to transfer or assign, any of such Investor's rights under any Note acquired by such Investor.

6.                   Consent to Loan.  The Investors hereby consent to the Credit Facility.

7.                   Confidentiality.  The Investors understand that the existence and terms of the Loan Agreement constitute nonpublic information that is confidential and that the Investors will not disclose such information to third parties who are not under duties of confidentiality (such as attorneys) or use such information in violation of law.

8.                   Intentionally Omitted.

9.                   Miscellaneous.

(a)             No Further Amendment.  The parties hereto acknowledge and agree that there are no other amendments, changes, waivers of modifications to the Purchase Agreement, the Security Agreement or the Notes other than as set forth in this Amendment, and all other terms of such agreements and instruments shall remain in full force and effect upon the Effective Date except as expressly modified or waived herein.

(b)           Waivers and Amendments.  Except as expressly provided otherwise herein, this Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and Investors holding a Majority in Interest.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each current and future holder of any of the Notes and upon any current or future assignee of rights under the Purchase Agreement or the Security Agreement.

(c)             Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(d)            Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Amendment.

(e)            Successors and Assigns. The rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(f)              Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Investors holding a Majority in Interest.

(g)            Entire Agreement. This Amendment together with the Notes, the Purchase Agreement and the Security Agreement constitute and contain the entire agreement among the Company and Investors regarding the subject matter hereof and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h)            Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party as provided in the Purchase Agreement.

(i)              Separability of Agreements; Severability of this Amendment. Any invalidity, illegality or limitation on the enforceability of the Amendment or any part thereof, by any Investor whether arising by reason of the law of the respective Investor's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Amendment with respect to other Investors.  If any provision of this Amendment shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)              Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute the same agreement.  Electronic copies of signed signature pages will be deemed binding originals.

[Signature Page Follows]

The parties have caused this Amendment to Loan Documents to be duly executed and delivered as of the date and year first written above.

COMPANY:		INVESTORS

RICEBRAN TECHNOLOGIES
a California corporation		/s/ Gregory J. Vislocky
Gregory J. Vislocky

By:	/s/ J. Dale Belt
	J. Dale Belt, Chief Financial Officer	The Shoshana Shapiro Halpern
Revocable Trust UA June 13, 2006

		By:	/s/ Baruch Halpern
Baruch Halpern, Trustee

		By:	/s/ Shoshana Halpern
Shoshana Halpern, Trustee

Pensco Trust Co., FBO Baruch Halpern IRA

/s/ Baruch Halpern
Baruch Halpern

[Signature Page for Amendment to Loan Documents]

Continued Signature Page for Investors

/s/ Brian Rick Delamarter
(Brian Rick Delamarter)

[Signature Page for Amendment to Loan Documents]

Continued Signature Page for Investors

/s/ Harold Guy Delamarter
(Harold Guy Delamarter)

[Signature Page for Amendment to Loan Documents]

Continued Signature Page for Investors

Walter John Short and Karen A. Wilson

/s/ W. John Short
(W. John Short)

/s/ Karen A. Wilson
(Karen A. Wilson)

[Signature Page for Amendment to Loan Documents]

Continued Signature Page for Investors

Weintraub Partners

By:	/s/ Chris Chediak
Name:	Chris Chediak
Title:	Partner

[Signature Page for Amendment to Loan Documents]

Continued Signature Page for Investors

(Alon Gibli)

[Signature Page for Amendment to Loan Documents]

SCHEDULE I

OUTSTANDING NOTE BALANCES

For each Investor, the table below sets forth as of March 31, 2015 the total principal amount outstanding under all Notes held by the Investor

Investor	Principal Outstanding
The Shoshana Shapiro Halpern Revocable Trust UA June 13, 2006	$2,500,000
Gregory J. Vislocky (1)	$2,099,205
Brian Rick Delamarter	$500,000
Harold Guy Delamarter	$500,000
Weintraub Partners	$282,041
Alon Gibli	$275,000
Michael Geliebter	$150,000
Baruch Halpern IRA	$100,000
W. John Short and Karen A Wilson	$53,281
Zanesville Partners Fund, LLC	$50,000
Edward L McMillan Revocable Trust	$25,000
Total	$6,534,527.00

(1)             $1,599,205 of the principal outstanding relates to Initial Notes and $500,000 of the Principal Outstanding relates to Subsequent Notes.